Supplement to the
Strategic Advisers® Large Cap Fund
July 30, 2021
As Revised February 17, 2022
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Investment Adviser” heading.

Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P. (AllianceBernstein), Aristotle Capital Management, LLC (Aristotle Capital), Brandywine Global Investment Management, LLC (Brandywine Global), ClariVest Asset Management LLC (ClariVest), ClearBridge Investments, LLC (ClearBridge), FIAM LLC (FIAM), Geode Capital Management, LLC (Geode), J.P. Morgan Investment Management Inc. (JPMorgan), Loomis, Sayles & Company, L.P. (Loomis Sayles), LSV Asset Management (LSV), Neuberger Berman Investment Advisers LLC (Neuberger Berman), PineBridge Investments LLC (PineBridge), Principal Global Investors, LLC (Principal), and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund. FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements information found in the “Fund Management” section under the “Sub-Adviser(s)” heading.

Neuberger Berman, at 1290 Avenue of the Americas, New York, New York 10104, has been retained to serve as a sub-adviser for the fund. As of March 31, 2022, Neuberger Berman had approximately $447 billion in assets under management.

The following information replaces similar information found in the “Fund Management” section under the“Advisory Fee(s)” heading.

In return for the services of the fund's sub-advisers, the Adviser will pay AllianceBernstein, Aristotle Capital, Brandywine Global, ClariVest, ClearBridge, FIAM, Geode, JPMorgan, Loomis Sayles, LSV, Neuberger Berman, PineBridge, Principal, and T. Rowe Price the fee (as described above) payable to that sub-adviser. FIAM, in turn, will pay FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The following information supplements information found in the “Fund Management” section under the“Advisory Fee(s)” heading.

The basis for the Board of Trustees approving the sub-advisory agreement for Neuberger Berman for the fund will be included in the fund's semi-annual report for the fiscal period ending November 30, 2022, when available.

LGC-22-01 1.9904293.101	June 16, 2022